Hexis Active Nicotine Engagement ETF (the “Fund”)

Supplement dated July 13, 2026
to the Summary Prospectus dated April 27, 2026

Effective July 17, 2026, the exchange listing for the Fund will change from the NYSE Arca, Inc. to the NYSE, Inc. As of the effective date, all references in the Fund’s Summary Prospectus to the NYSE Arca, Inc. will be replaced with the NYSE, Inc.

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Please retain this supplement with your Summary Prospectus for future reference.